UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 3, 2026

MODULAR MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

001-41277

(Commission File Number)

Nevada	87-0620495
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

10740 Thornmint Road

San Diego, California 92127

(Address of principal executive offices, with zip code)

(858) 800-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MODD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

On September 3, 2026, the board of directors of Modular Medical, Inc. (the “Company”) set October 23, 2026 as the date of the Company’s fiscal 2027 Annual Meeting of Shareholders (the “2027 Annual Meeting”). The 2027 Annual Meeting will be a virtual meeting. Shareholders of record at the close of business on September 10, 2026 will be entitled to notice of and to vote at the 2027 Annual Meeting. Because the date of the 2027 Annual Meeting is more than 30 days before the anniversary date of the fiscal 2026 Annual Meeting of Shareholders, the Company is providing the due date for submission of any qualified shareholder proposal or qualified shareholder nominations.

Shareholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2027 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposal is received by the Company’s Secretary at its principal executive offices at the address set forth above on or prior to 5:00 p.m. (Eastern time) on September 13, 2026, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2027 Annual Meeting.

In addition, in accordance with the requirements contained in the Company’s bylaws, shareholders of the Company who wish to bring business before the 2027 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal (including all information specified in the Company’s bylaws) is received by the Company’s Secretary at the Company’s principal executive offices at the address set forth above no later than 5:00 p.m. (Eastern time) on September 13, 2026. Any such proposal must meet the requirements set forth in the Company’s bylaws to be brought before the 2026 Annual Meeting.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by 5:00 p.m. (Eastern time) on September 13, 2026, which is the tenth calendar day following the date of this Current Report on Form 8-K publicly announcing the date of the 2027 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODULAR MEDICAL, INC.

Date: September 3, 2026	By:	/s/ James Besser
James Besser
Chief Executive Officer

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